EXHIBIT 10.7

TRANSFER AND ASSIGNMENT OF RIGHT
OVER SHARES
The undersigned:

1.	Name:	CARLO DANIEL MUAYA

	Place / date of birth:	[*]

	Occupation:	Private Person

	Address:	[*]

	Resident Id. Card No. :	[*]

Indonesian Citizen;

- in this case, acting as the legal holder of eighty percent (80%) or four hundred eighty (480) shares in the Limited Liability Company P.T. CAHAYA MERATUS PRIMECOAL, domiciled in South Jakarta;

FIRST PARTY

Name:	NILS ANDREW OLLQUIST

Place / date of birth:	[*]

Occupation:	Private Person

Address:	[*]

Passport No.	[*]

-  in this case, acting as the legal owner of INTERICH INTERNATIONAL LIMITED BVICOMPANYNUMBER 1548748, registered in the Registration of Corporate Affairs of British Virgin Islands, as declared in the CERTIFICATE OF INCORPORATION (SECTION 7), dated 22 September 2009;

SECOND PARTY

[*] Personal information redacted from agreement

It is hereby declared:

-- Whereas, First Party the legal holder of eighty percent (80%) or four hundred eighty (480) shares in the Limited Liability Company P.T. CAHAYA MERATUS PRIMECOAL, domiciled in South Jakarta.

-- Whereas, First Party intend to transfer and assign, to Second Party, its shares in the company PT. CAHAYA MERATUS PRIMECOAL, domiciled in South Jakarta, eighty percent (80%) or four hundred eighty (480) shares.

-- Whereas, the shares of First Party in the Company PT. CAHAYA MERATUS PRIMECOAL shall be exchanged with forty percent (40%) shares held by Second Party in Second Party's Company in INTERICH INTERNATIONAL LIMITED BVI COMPANY NUMBER 1548748;

-- With regard to the above matter, the parties have agreed to enter into an agreement under the terms and conditions, as follows:

Article 1.

1.
First Party hereby transfer and assign eighty percent (80%) or four hundred eighty (480) shares held by First Party in the Limited Liability Company PT. CAHAYA MERATUS PRIMECOAL, domiciled in South Jakarta, to Second Party that hereby declare to have received the transfer and assignment from First Party, in the form of rights over shares held by First Party in the company, together with talons and signs of dividend included therein.

2.
The transfer and receipt occur and accepted by exchanging the aforesaid shares of First Party, namely eighty percent (80%) or four hundred eighty (480) shares held by First Party in the Limited Liability Company PT. CAHAYA MERATUS PRIMECOAL, domiciled in South Jakarta, exchanged with forty percent (40%) shares held by Second Party in the Company held by Second Party in INTERICH INTERNATIONAL LIMITED BVI COMPANY NUMBER 1548748.

3..	As of this day, the object of transfer and assignment shall be:

a.	property of Second Party;

b.	submitted to the ownership and domination of Second Party in the condition of this day;

c.	Second Party shall be entitled to exercise the rights over the shares having been received by it;

d.	all profits, losses, taxes, encumbrances and duties pertaining to the object of transfer and assignment shall be property and account of Second Party.

Article 2.

First Party hereby warrant Second Party, that:

a.	the shares are truly held by it and, therefore, it shall be fully entitled and authorized to transfer and assign them;

b.
the shares are not entangled in any dispute, free of foreclosure and not imposed by any encumbrance, but placed as collateral of debt nor transferred nor assigned to any other party and, nor authorized to anyother party in any form whatsoever. In the event that such power has been apparently issued, First Party shall currently declare to revoke the power having been issued by it;

c.	such shares have been entirely and fully transferred or assigned. However, the proofs of shares have not, hitherto, been issued / printed by the Company;

d.	First Party waive its right to receive dividend over the shares having not been paid.

e.	First Party has never fail to fulfill its obligations in paying taxes or other costs to the Government in connection therewith.

f.
Second Party shall be held harmless from any claim or suit by any other party declaring to have preemptive right and, therefore, Second Party shall be held harmless from any claim or suit by any other party with regard thereto.

Article 3.

1. First Party hereby authorize Second Party:

a.	to notify on the this transfer and receipt to the Company's Directors;

b.	to receive necessary records from the Company's Directors concerning the aforesaid matters;

2. As long as the aforesaid shares have not been transferred, Second Party shall exercise all rights and fulfill all obligations as the owner / holder of such shares;

The Certificate of Transfer and Assignment of Right Over Shares shall be valid proof and shall be used accordingly.

.Hong Kong, 06 July 2011

FIRST PARTY	SECOND PARTY

/s/ Carlo Daniel Muaya	/s/ Nils Andrew Ollquist
CARLO DANIEL MUAYA	NILS ANDREW OLLQUIST

3